Exhibit 10.1

EXECUTION COPY

FOURTH AMENDMENT TO SECURED SUPERPRIORITY DEBTOR IN POSSESSION LOAN, SECURITY AND GUARANTY AGREEMENT

THIS FOURTH AMENDMENT TO SECURED SUPERPRIORITY DEBTOR IN POSSESSION LOAN, SECURITY AND GUARANTY AGREEMENT (this “Amendment”) is entered into as of July 1, 2016, by and among AEROPOSTALE, INC., a Delaware corporation (“Borrower”), the Guarantors identified on the signature pages hereof, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and CRYSTAL FINANCIAL LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity, the “Agent”).

WHEREAS, the Borrower, Guarantors, Agent and the Lenders are parties to that certain Secured Superpriority Debtor in Possession Loan, Security and Guaranty Agreement dated as of May 4, 2016 (as amended by that certain First Amendment to Secured Superpriority Debtor in Possession Loan, Security and Guaranty Agreement dated as of May 25, 2016, that certain Second Amendment to Secured Superpriority Debtor in Possession Loan, Security and Guaranty Agreement dated as of May 25, 2016, that certain Third Amendment to Secured Superpriority Debtor in Possession Loan, Security and Guaranty Agreement dated as of June 9, 2016, and as further amended, modified or supplemented from time to time, the “Agreement”); and

WHEREAS, Borrower, Guarantors, Agent and Lenders have agreed to amend the Agreement in certain respects subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.             Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Agreement.

2.             Amendments to Agreement.  In reliance upon the representations and warranties of Borrower and Guarantors set forth in Section 6 below, and subject to the satisfaction (or waiver) of the conditions to effectiveness set forth in Section 5 below, the Agreement is hereby amended as follows:

(a)           The definition of “Costs of Collection” in Article I of the Agreement is hereby amended by deleting the reference to “$100,000” therein and substituting “$200,000” therefore.

(b)           Clause (iv) of Exhibit M-1 of the Agreement is hereby amended and restated in its entirety as follows:

(iv) (a) No later than July 15, 2016, the Borrower shall have filed the Plan of Reorganization in form and substance reasonably satisfactory to the Agent and the Required Lenders (it being understood and agreed that such Plan of Reorganization shall either repay all outstanding obligations under the DIP Credit Facility in cash on the effective date or provide alternative treatment satisfactory to the Agent and the Lenders in their sole and absolute discretion) and Disclosure Statement in form and substance satisfactory to Agent and the Required Lenders;

(b) the Bankruptcy Court shall have entered an order approving the Disclosure Statement on or prior to July 26, 2016;

(c) the Loan Parties shall have commenced solicitation on the Plan of Reorganization no later than 7 days after the entry of an order approving the Disclosure Statement;

(d) the Bankruptcy Court shall have commenced the hearing to consider confirmation of the Plan of Reorganization on or prior to August 23, 2016;

(e) the Bankruptcy Court shall have entered an order confirming the Plan of Reorganization (the “Confirmation Order”) on or prior to August 24, 2016; and

(f) the Plan of Reorganization shall have been consummated on or prior to August 25, 2016.

(c)           Clause (v) of Exhibit M-1 of the Agreement is hereby amended and restated as follows:

(v) Simultaneously with the plan process outlined in clause (iv) above, the Borrower shall pursue a sale process under Section 363 of the Bankruptcy Code, in accordance with the following timeline:

(a) No later than August 1, 2016, the Borrower shall file a motion with the Bankruptcy Court to approve bid procedures and establish the date of an auction (the “Auction”) to sell all or substantially all of the assets of the Borrower and Guarantors (the “Bid Procedures Motion”), which shall include a form of a stalking horse sale and purchase agreement (“Stalking Horse SPA”), which shall be in form and substance acceptable to Agent and the Required Lenders in their reasonable discretion;

(b) No later than 2 days after an order is entered approving the Bid Procedures Motion, the Borrower shall forward the so-called “bid packages” to any potential bidders, including, without limitation, alternative bid packages to liquidation firms;

(c) No later than August 15, 2016, the Bankruptcy Court shall have entered an order approving the Stalking Horse SPA and Bid Procedures Motion, which shall be in form and substance acceptable to Agent and the Required Lenders in their sole and absolute discretion;

(d) No later than August 25, 2016, the Borrower shall conduct the Auction;

(e) No later than August 26, 2016, the Bankruptcy Court shall enter an order approving the sale of the Borrower’s assets to the party determined to have made the highest or otherwise best bid for all or substantially all of the assets of the Borrower and Guarantors (the “Sale Order”), which shall be in form and substance acceptable to Agent and the Required Lenders in their sole and absolute discretion; and

(f) No later than August 26, 2016, to the extent practicable, the Borrower shall have consummated the sale (the “363 Sale”) to the party determined to have made the highest or otherwise best bid for all or substantially all of the assets of the Borrower and Guarantors in accordance with the Sale Order pursuant to the Stalking Horse SPA or other sale and purchase agreement, which shall be in form and substance acceptable to Agent and the Required Lenders in their sole and absolute discretion.

(d)           The Final Paragraph of Exhibit M-1 of the Agreement is hereby amended and restated as follows:

It is understood and agreed that the Borrower may choose to abandon the plan process outlined in clause (iv) above at any time.  The Borrower may not abandon the sale process outlined in clause (v) above without the prior written consent of the Agent and Required Lenders.  The Loan Parties shall provide the Agent with 3 Business Days’ notice of their intention to abandon the sale process and shall not object to the Agent’s request to have an expedited hearing to seek relief in connection therewith.

3.             Continuing Effect.  Except as expressly set forth herein, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

4.             Reaffirmation and Confirmation; Covenant.  Each Loan Party hereby ratifies, affirms, acknowledges and agrees that the Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of such Loan Party, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Agreement or any other Loan Document.  Each Loan Party hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations.  The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Loan Party in all respects.

5.            Conditions to Effectiveness.  This Amendment shall become effective upon the satisfaction of each of the following conditions precedent, each in form and substance acceptable to Agent:

(a)           Agent shall have received a fully executed copy of this Amendment;

(b)           after giving effect to this Amendment, the representations and warranties set forth in Section 6 below shall be true and correct in all respects; and

(c)           after giving effect to this Amendment, no Suspension Event or Event of Default shall have occurred and be continuing on the date hereof or would result from the effectiveness of this Amendment.

6.             Representations and Warranties.  In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and Lenders that, after giving effect to this Amendment:

(a)           all representations and warranties of the Loan Parties contained in the Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date);

(b)           no Default or Event of Default has occurred and is continuing; and

(c)           this Amendment and the Agreement, as modified hereby, constitute legal, valid and binding obligations of each Loan Party and are enforceable against each Loan Party in accordance with their respective terms.

7.             Miscellaneous.

(a)           Expenses.  The Loan Parties jointly and severally agree to pay on demand all expenses of Agent (including, without limitation, the fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.  All obligations provided herein shall survive any termination of this Amendment and the Agreement as modified hereby.

(b)           Governing Law.  This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

(c)           Counterparts.  This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.  Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(d)           Loan Documents.  This Amendment shall constitute a Loan Document.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWER:

AEROPOSTALE, INC.

By:	/s/ David Dick
Name:	David Dick
Title:	Senior Vice President and Chief Financial Officer

GUARANTORS:

AEROPOSTALE WEST, INC.
JIMMY’Z SURF CO., LLC
AERO GC MANAGEMENT LLC
AEROPOSTALE PROCUREMENT COMPANY, INC.
AEROPOSTALE LICENSING, INC.
P.S. FROM AEROPOSTALE, INC.
GOJANE LLC

By:	/s/ David Dick
Name:	David Dick
Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Fourth Amendment to Agreement]

AGENT:

CRYSTAL FINANCIAL LLC

By:	/s/ Evren Ozargun
Name:	Evren Ozargun
Title:	Managing Director

[Signature Page to Fourth Amendment to Agreement]

LENDERS:

CRYSTAL FINANCIAL LLC

By:	/s/ Evren Ozargun
Name:	Evren Ozargun
Title:	Managing Director

CRYSTAL FINANCIAL SPV LLC

By:	/s/ Evren Ozargun
Name:	Evren Ozargun
Title:	Managing Director

[Signature Page to Fourth Amendment to Agreement]

SILVER POINT SPECIALTY CREDIT FUND, L.P.

By:	/s/ Michael A. Gatto
Name:	Michael A. Gatto
Title:	Authorized Signatory

SILVER POINT SELECT OPPORTUNITIES FUND A, L.P.

By:	/s/ Michael A. Gatto
Name:	Michael A. Gatto
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Agreement]

TPG SPECIALTY LENDING, INC.

By:	/s/ Michael Fishman
Name:	Michael Fishman
Title:	Co-Chief Executive Officer

[Signature Page to Fourth Amendment to Agreement]